UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

PHOENIX ENERGY RESOURCE CORPORATION
 (Exact Name of Registrant as Specified in Charter)

 Nevada
(State or Other Jurisdiction of Incorporation)

333-137293
(Commission File Number)

20-5408832
(I.R.S. Employer Identification No.)

1001 Bayhill Drive
2nd Floor – Suite 200
San Bruno, CA 94066
(Address of Principal Executive Offices)

(650) 616-4123
(Registrant's Telephone Number, Including Area Code)

Copies to:
JPF Securities Law, LLC
19720 Jetton Road, Suite 300
Cornelius, NC 28031
(704) 897-8334 Tel
(704) 897-8349 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

PHOENIX ENERGY RESOURCE CORPORATION

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Promissory Note by and between Phoenix Energy Resource Corp. and Amphion Investments Corp.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Phoenix Energy Resource Corporation (the “Company”, “Phoenix”, or the “Registrant”) has engaged in certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant. These transactions were entered into because Phoenix lacked adequate capital resources to pay for certain accounting and audit fees. The direct financial obligations are as follows:

On April 30, 2010, Phoenix signed a Promissory Note with Amphion Investments Corp. (“Amphion”), stating that Phoenix promised to pay to the order of Amphion the sum of EIGHT THOUSAND ($8,000), with an interest rate of 8%, payable on April 30, 2011. The Promissory Note is attached as Exhibit 10.1.
Item 9.01             Financial Statements and Exhibits

Exhibit 10.1 – Promissory Note by and between Phoenix Energy Resource Corp. and Amphion Investments Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2010                              PHOENIX ENERGY RESOURCE CORPORATION

                                                                By:           /s/ Rene Soullier
                                                                                 Rene Soullier
                                                                                 Chief Executive Officer

Exhibit Index

Exhibit 10.1 – Promissory Note by and between Phoenix Energy Resource Corp. and Amphion Investments Corp.